Exhibit 99.2

Third Quarter 2017Financial Summary  November 1, 2017

 This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow our commercial business; our ability to grow our residential mortgage credit business; our ability to grow our middle market lending business; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and corporate debt; risks related to investments in mortgage servicing rights; our ability to consummate any contemplated investment opportunities; changes in government regulations and policy affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law.Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. Non-GAAP Financial MeasuresThis presentation includes certain non-GAAP financial measures, including core earnings metrics, which are presented both inclusive and exclusive of the premium amortization adjustment (“PAA”). The Company believes its non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating the Company’s performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, the Company may calculate its non-GAAP metrics, which include core earnings and the PAA, differently than its peers making comparative analysis difficult. Please see the section entitled “Non-GAAP Reconciliations” in the attached Appendix for a reconciliation to the most directly comparable GAAP financial measures.    1  Safe Harbor Notice

Q3 2017 Financial Snapshot

Unaudited, dollars in thousands except per share amounts

	For the quarters ended	
	September 30, 2017	June 30, 2017
Income Statement		
GAAP net income per average common share (1)	$0.31	($0.01)
Core earnings (excluding PAA) per average common share (1)(2)	$0.30	$0.30
Core earnings per average common share (1)(2)	$0.26	$0.23
PAA cost (benefit) per average common share	0.04	0.07
Annualized GAAP return on average equity	10.98%	0.46%
Annualized core return on average equity (excluding PAA)	10.57%	10.54%
Balance Sheet		
Book value per common share	$11.42	$11.19
Leverage at period-end (3)	5.4x	5.6x
Economic leverage at period-end (4)	6.9x	6.4x
Capital ratio at period-end (5)	12.3%	13.2%
Portfolio		
Agency mortgage-backed securities	$85,889,131	$73,963,998
Mortgage servicing rights	570,218	605,653
Residential credit portfolio (6)	2,706,092	2,619,564
Commercial real estate investments (7)	5,321,786	5,375,251
Corporate debt	856,110	773,957
Total residential and commercial investments	$95,343,337	$83,338,423
Net interest margin (8)	1.33%	1.23%
Net interest margin (excluding PAA) (8)	1.47%	1.53%
Average yield on interest earning assets (9)	2.79%	2.58%
Average yield on interest earning assets (excluding PAA) (9)	2.97%	2.93%
Net interest spread	0.97%	0.84%
Net interest spread (excluding PAA)	1.15%	1.19%
Other Information		
Annualized operating expenses as a % of average assets	0.25%	0.25%
Annualized operating expenses as a % of average equity	1.70%	1.71%

Note: The endnotes for this page appear in the section entitled "Endnotes for Page 2" in the Appendix. Core earnings (excluding PAA) per average share, core earnings per average common share, annualized core return on average equity (excluding PAA), net interest margin (excluding PAA), average yield on interest earning assets (excluding PAA) and net interest spread (excluding PAA) represent non-GAAP measures. This presentation also includes additional non-GAAP measures, including interest income (excluding PAA), economic interest expense and economic net interest income (excluding PAA). See the section titled "Non-GAAP Reconciliations" in the Appendix for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. A reconciliation of GAAP net income (loss) to non-GAAP core earnings and non-GAAP core earnings (excluding PAA) is provided on page 8 of this financial summary.

2

Last Five Quarters Summary Data

Unaudited, dollars in thousands

	For the quarters ended				
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Portfolio-Related Data:					
Agency mortgage-backed securities	$85,889,131	$73,963,998	$72,708,490	$75,589,873	$73,476,105
Mortgage servicing rights	570,218	605,653	632,166	652,216	492,169
Residential credit portfolio	2,706,092	2,619,564	2,778,452	2,468,318	2,439,704
Commercial real estate investments [1]	5,321,786	5,375,251	5,550,464	5,881,236	6,033,576
Corporate debt	856,110	773,957	841,265	773,274	716,831
Total residential and commercial investments	$95,343,337	$83,338,423	$82,510,837	$85,364,917	$83,158,385
Total assets	$97,574,181	$84,976,578	$84,658,957	$87,905,046	$86,909,306
Average TBA position	$19,291,834	$14,206,869	$10,655,785	$14,613,149	$17,280,237
Residential Investment Securities:					
% Fixed-rate	89%	86%	85%	83%	81%
% Adjustable-rate	11%	14%	15%	17%	19%
Weighted average experienced CPR for the period	10.3%	10.9%	11.5%	15.6%	15.9%
Weighted average projected long-term CPR at period end	10.4%	10.6%	10.0%	10.1%	14.4%
Net premium and discount balance in Residential Investment Securities	$5,745,022	$5,164,105	$5,149,099	$5,318,376	$4,920,750
Net premium and discount balance as % of stockholders' equity	40.60%	40.98%	40.74%	42.32%	37.13%

(1) Includes consolidated VIEs and loans held for sale.

3

Last Five Quarters Summary Data (cont'd)

Unaudited, dollars in thousands except per share amounts

	For the quarters ended				
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Liabilities, Capital and Hedging Data:					
Repurchase agreements	$69,430,268	$62,497,400	$62,719,087	$65,215,810	$61,784,121
Other secured financing	3,713,256	3,785,543	3,876,150	3,884,708	3,804,742
Securitized debt of consolidated VIEs	3,357,929	3,438,675	3,477,059	3,655,802	3,712,821
Participation sold	-	-	12,760	12,869	12,976
Mortgages payable	311,886	311,810	311,707	311,636	327,632
Total debt	$76,813,339	$70,033,428	$70,396,763	$73,080,825	$69,642,292
Total liabilities	$83,418,963	$72,367,153	$72,011,608	$75,329,074	$73,647,503
Cumulative redeemable preferred stock	$1,720,381	$1,200,559	$1,200,559	$1,200,559	$1,200,559
Common equity[(1)]	12,428,377	11,401,955	11,439,467	11,367,621	12,053,103
Total Annaly stockholders' equity	14,148,758	12,602,514	12,640,026	12,568,180	13,253,662
Non-controlling interests	6,460	6,911	7,323	7,792	8,141
Total equity	$14,155,218	$12,609,425	$12,647,349	$12,575,972	$13,261,803
Weighted average days to maturity of repurchase agreements	65	88	88	96	128
Weighted average rate on repurchase agreements, at period-end	1.38%	1.38%	1.15%	1.07%	1.07%
Weighted average rate on repurchase agreements, for the quarter	1.34%	1.25%	1.07%	1.01%	0.97%
Leverage at period-end	5.4x	5.6x	5.6x	5.8x	5.3x
Economic leverage at period-end	6.9x	6.4x	6.1x	6.4x	6.1x
Capital ratio at period-end	12.3%	13.2%	13.8%	13.1%	13.3%
Book value per common share	$11.42	$11.19	$11.23	$11.16	$11.83
Total common shares outstanding	1,088,084	1,019,028	1,018,971	1,018,913	1,018,858
Hedge ratio[(2)]	67%	67%	63%	56%	52%
Weighted average pay rate on interest rate swaps	2.27%	2.26%	2.25%	2.22%	2.25%
Weighted average receive rate on interest rate swaps	1.35%	1.28%	1.15%	1.02%	0.88%
Weighted average net rate on interest rate swaps	0.92%	0.98%	1.10%	1.20%	1.37%

(1) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit.
(2) Measures total notional balances of interest rate swaps, interest rate swaptions and futures relative to repurchase agreements, other secured financing and to be announced ("TBA") notional outstanding.

4

Last Five Quarters Summary Data (cont'd)

Unaudited, dollars in thousands except per share amounts

	For the quarters ended				
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Performance-Related Data:					
Total interest income	$622,550	$537,426	$587,727	$807,022	$558,668
Total interest expense	268,937	222,281	198,425	183,396	174,154
Net interest income	$353,613	$315,145	$389,302	$623,626	$384,514
Total economic interest expense (1)	$347,501	$306,533	$287,391	$276,237	$277,254
Economic net interest income (1)	$275,049	$230,893	$300,336	$530,785	$281,414
Total interest income (excluding PAA)	$662,449	$610,126	$605,597	$568,081	$562,559
Economic net interest income (excluding PAA) (1)	$314,948	$303,593	$318,206	$291,844	$285,305
GAAP net income (loss)	$367,315	$14,522	$440,408	$1,848,483	$730,880
GAAP net income (loss) available (related) to common shareholders (2)	$337,192	($8,849)	$417,038	$1,825,097	$708,413
GAAP net income (loss) per average common share (2)	$0.31	($0.01)	$0.41	$1.79	$0.70
Core earnings (excluding PAA)	$353,546	$332,601	$335,898	$326,999	$312,893
Core earnings (excluding PAA) available to common shareholders (2)	$323,191	$309,128	$312,425	$303,526	$290,090
Core earnings (excluding PAA) per average common share (2)	$0.30	$0.30	$0.31	$0.30	$0.29
Core earnings	$313,647	$259,901	$318,028	$565,940	$309,002
Core earnings available to common shareholders (2)	$283,292	$236,428	$294,555	$542,467	$286,199
Core earnings per average common share (2)	$0.26	$0.23	$0.29	$0.53	$0.29
PAA cost (benefit)	$39,899	$72,700	$17,870	($238,941)	$3,891
PAA cost (benefit) per average common share	$0.04	$0.07	$0.02	($0.23)	$0.00

(1) Includes interest expense on interest rate swaps used to hedge cost of funds. Excludes interest expense on interest rate swaps used to hedge TBA dollar roll transactions.
(2) Net of dividends on preferred stock, including cumulative and undeclared dividends on the Company's Series F Preferred stock of $8.3 million for the quarter ended September 30, 2017.

5

Last Five Quarters Summary Data (cont'd)

Unaudited, dollars in thousands except per share amounts

	For the quarters ended				
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Performance-Related Data (continued):					
Dividends declared per common share	$0.30	$0.30	$0.30	$0.30	$0.30
Total common and preferred dividends declared (1)	$348,479	$329,182	$329,164	$329,147	$325,091
Annualized GAAP return (loss) on average equity	10.98%	0.46%	13.97%	57.23%	23.55%
Annualized GAAP return (loss) on average equity per unit of economic leverage	1.59%	0.07%	2.29%	8.94%	3.86%
Annualized core return on average equity (excluding PAA)	10.57%	10.54%	10.66%	10.13%	10.09%
Annualized core return on average equity per unit of economic leverage (excluding PAA)	1.53%	1.65%	1.75%	1.58%	1.65%
Net interest margin	1.33%	1.23%	1.47%	2.49%	1.40%
Net interest margin (excluding PAA)	1.47%	1.53%	1.55%	1.53%	1.42%
Average yield on interest earning assets	2.79%	2.58%	2.74%	3.81%	2.70%
Average yield on interest earning assets (excluding PAA)	2.97%	2.93%	2.83%	2.68%	2.72%
Average cost of interest bearing liabilities (2)	1.82%	1.74%	1.59%	1.53%	1.57%
Net interest spread	0.97%	0.84%	1.15%	2.28%	1.13%
Net interest spread (excluding PAA)	1.15%	1.19%	1.24%	1.15%	1.15%

(1) Excludes undeclared dividends on the Company's Series F Preferred stock of $8.3 million for the quarter ended September 30, 2017.
(2) Includes interest expense on interest rate swaps used to hedge cost of funds.

6

Components of Economic Net Interest Income

Unaudited, dollars in thousands

	For the quarters ended				
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Interest income:					
Residential Investment Securities	$540,436	$459,308	$515,910	$740,664	$493,226
Residential mortgage loans	8,509	7,417	3,864	2,539	1,608
Commercial investment portfolio	67,790	68,153	64,345	61,431	61,240
Reverse repurchase agreements	5,815	2,548	3,608	2,388	2,594
Total interest income	$622,550	$537,426	$587,727	$807,022	$558,668
Economic interest expense:					
Repurchase agreements	$237,669	$197,151	$173,090	$162,676	$154,083
Interest expense on swaps used to hedge cost of funds[1]	78,564	84,252	88,966	92,841	103,100
Securitized debt of consolidated VIEs	16,072	11,977	14,850	12,087	12,046
Participation sold	-	42	153	155	157
Other	15,196	13,111	10,332	8,478	7,868
Total economic interest expense	$347,501	$306,533	$287,391	$276,237	$277,254
Economic net interest income	$275,049	$230,893	$300,336	$530,785	$281,414
PAA cost (benefit)	39,899	72,700	17,870	(238,941)	3,891
Economic net interest income (excluding PAA)	$314,948	$303,593	$318,206	$291,844	$285,305

(1) Included within realized losses on interest rate swaps. Excludes interest expense on interest rate swaps used to hedge TBA dollar roll transactions.

7

GAAP Net Income to Core Earnings Reconciliation

Unaudited, dollars in thousands

	For the quarters ended				
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Core earnings reconciliation					
GAAP net income (loss)	$367,315	$14,522	$440,408	$1,848,483	$730,880
Less:					
Realized (gains) losses on termination of interest rate swaps	-	58	-	55,214	(1,337)
Unrealized (gains) losses on interest rate swaps	(56,854)	177,567	(149,184)	(1,430,668)	(256,462)
Net (gains) losses on disposal of investments	11,552	5,516	(5,235)	(7,782)	(14,447)
Net (gains) losses on trading assets	(154,208)	14,423	(319)	139,470	(162,981)
Net unrealized (gains) losses on investments measured at fair value through earnings	67,492	(16,240)	(23,683)	(110,742)	(29,675)
Bargain purchase gain	-	-	-	-	(72,576)
Corporate acquisition related expenses[1]	-	-	-	-	46,724
Net (income) loss attributable to noncontrolling interest	232	102	103	87	336
Plus:					
TBA dollar roll income[2]	94,326	81,051	69,968	98,896	90,174
MSR amortization[3]	(16,208)	(17,098)	(14,030)	(27,018)	(21,634)
Core earnings	313,647	259,901	318,028	565,940	309,002
Less:					
PAA cost (benefit)	39,899	72,700	17,870	(238,941)	3,891
Core earnings (excluding PAA)	$353,546	$332,601	$335,898	$326,999	$312,893

(1) Represents transaction costs incurred in connection with the Hatteras Acquisition.

(2) Represents a component of Net gains (losses) on trading assets.

(3) Represents the portion of changes in fair value that is attributable to the realization of estimated cash flows on the Company's mortgage servicing rights ("MSR") portfolio and is reported as a component of Net unrealized gains (losses) on investments measured at fair value.

8

Changes in Key Metrics

Unaudited

	For the quarters ended				
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Book value, per common share rollforward:					
Book value per common share, beginning of period	$11.19	$11.23	$11.16	$11.83	$11.50
Net income (loss) available (related) to common stockholders [(1)]	0.32	(0.01)	0.41	1.79	0.70
Other comprehensive income (loss) attributable to common stockholders	0.19	0.27	(0.04)	(2.16)	0.00
Common dividends declared	(0.30)	(0.30)	(0.30)	(0.30)	(0.30)
Issuance of common stock / redemption of preferred stock	0.02	0.00	0.00	0.00	(0.07)
Book value per common share, end of period	$11.42	$11.19	$11.23	$11.16	$11.83
Changes in net interest margin					
Prior quarter net interest margin	1.23%	1.47%	2.49%	1.40%	1.15%
Quarter-over-quarter changes in contribution:					
Coupon on average interest-earning assets (including average TBA dollar roll balances)	(0.12%)	(0.05%)	0.11%	0.08%	(0.18%)
Net amortization of premiums	0.22%	(0.18%)	(0.92%)	0.93%	0.34%
Interest expense and realized gain (loss) on interest rate swaps	(0.01%)	(0.05%)	(0.10%)	0.04%	0.09%
TBA dollar roll income	0.01%	0.04%	(0.11%)	0.04%	0.00%
Current quarter net interest margin	1.33%	1.23%	1.47%	2.49%	1.40%
Changes in net interest margin (excluding PAA)					
Prior quarter net interest margin (excluding PAA)	1.53%	1.55%	1.53%	1.42%	1.54%
Quarter-over-quarter changes in contribution:					
Coupon on average interest-earning assets (including average TBA dollar roll balances)	(0.12%)	(0.05%)	0.11%	0.08%	(0.18%)
Net amortization of premiums, excluding PAA	0.06%	0.04%	0.12%	(0.05%)	(0.03%)
Interest expense and related realized gain (loss) on interest rate swaps	(0.01%)	(0.05%)	(0.10%)	0.04%	0.09%
TBA dollar roll income	0.01%	0.04%	(0.11%)	0.04%	0.00%
Current quarter net interest margin (excluding PAA)	1.47%	1.53%	1.55%	1.53%	1.42%

(1) Excludes the effect of cumulative and undeclared dividends on the Company's Series F Preferred stock.

9

Changes in Key Metrics (cont'd)

Unaudited

	For the quarters ended				
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Changes in net interest spread					
Prior quarter net interest spread	0.84%	1.15%	2.28%	1.13%	0.80%
Quarter-over-quarter changes in contribution:					
Coupon on average interest earning assets	0.00%	0.09%	(0.03%)	(0.01%)	(0.19%)
Net amortization of premiums	0.21%	(0.25%)	(1.04%)	1.12%	0.41%
Average cost of interest bearing liabilities[1]	(0.08%)	(0.15%)	(0.06%)	0.04%	0.11%
Current quarter net interest spread	0.97%	0.84%	1.15%	2.28%	1.13%
Changes in net interest spread (excluding PAA)					
Prior quarter net interest spread (excluding PAA)	1.19%	1.24%	1.15%	1.15%	1.27%
Quarter-over-quarter changes in contribution:					
Coupon on average interest earning assets	0.00%	0.09%	(0.03%)	(0.01%)	(0.19%)
Net amortization of premiums, excluding PAA	0.04%	0.01%	0.18%	(0.03%)	(0.04%)
Average cost of interest bearing liabilities[1]	(0.08%)	(0.15%)	(0.06%)	0.04%	0.11%
Current quarter net interest spread (excluding PAA)	1.15%	1.19%	1.24%	1.15%	1.15%

(1) Includes interest expense on interest rate swaps used to hedge cost of funds.

10

Changes in Key Metrics (cont'd)

Unaudited

	For the quarters ended				
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Changes in GAAP return on average equity					
Prior quarter GAAP return on average equity	0.46%	13.97%	57.23%	23.55%	(9.60%)
Quarter-over-quarter changes in contribution:					
Coupon income	0.24%	(0.14%)	0.68%	(0.46%)	0.02%
Net amortization of premiums and accretion of discounts	1.35%	(1.48%)	(7.02%)	7.44%	2.24%
Interest expense and realized gain (loss) on interest rate swaps	(0.58%)	(0.50%)	(0.70%)	0.73%	0.14%
Realized (gains) losses on termination of interest rate swaps	0.00%	0.00%	1.71%	(1.75%)	2.11%
Unrealized (gains) / losses on interest rate swaps	7.32%	(10.36%)	(39.57%)	36.03%	21.12%
Realized and unrealized (gains) / losses on investments and trading assets	2.36%	(1.04%)	1.58%	(7.32%)	5.29%
Bargain purchase gain	0.00%	0.00%	0.00%	(2.34%)	2.34%
Other(1)	(0.17%)	0.01%	0.06%	1.35%	(0.11%)
Current quarter GAAP return on average equity	10.98%	0.46%	13.97%	57.23%	23.55%
Changes in core return on average equity (excluding PAA)					
Prior quarter core return on average equity (excluding PAA)	10.54%	10.66%	10.13%	10.09%	9.73%
Quarter-over-quarter changes in contribution:					
Coupon income	0.24%	(0.14%)	0.68%	(0.46%)	0.02%
Net amortization of premiums (excluding PAA)	0.24%	0.26%	0.93%	(0.08%)	(0.59%)
Economic interest expense and other swaps expense	(0.58%)	(0.50%)	(0.70%)	0.73%	0.14%
TBA dollar roll income	0.25%	0.35%	(0.84%)	0.16%	0.17%
Other(2)	(0.12%)	(0.09%)	0.46%	(0.31%)	0.62%
Current quarter core return on average equity (excluding PAA)	10.57%	10.54%	10.66%	10.13%	10.09%

(1) Includes other income (loss), general and administrative expenses and income taxes.

(2) Includes other income (loss), MSR amortization (a component of Net unrealized gains (losses) on financial instruments measured at fair value through earnings), general and administrative expenses (excluding corporate acquisition related expenses) and income taxes.

11

Residential Investments and TBA Derivative Overview as of September 30, 2017

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools)

Weighted Avg. Years to Maturity	Current Face Value	% [2]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years [1]	$6,955,526	9.4%	3.23%	103.9%	103.4%	9.7%	$7,192,052
20 years	4,699,704	6.4%	3.48%	104.6%	104.4%	12.0%	4,904,998
>=30 years	61,944,725	84.2%	3.80%	106.1%	105.2%	9.0%	65,166,403
Total/Weighted Avg.	$73,599,955	100.0%	3.73%	105.8%	105.0%	9.2%	$77,263,453

TBA Purchase Contracts

Type	Notional Value	% [3]	Weighted Avg. Coupon	Implied Cost Basis	Implied Market Value
15-year	$2,345,000	11.7%	2.89%	$2,405,109	$2,398,602
30-year	17,615,000	88.3%	3.81%	18,439,271	18,427,543
Total/Weighted Avg.	$19,960,000	100.0%	3.70%	$20,844,380	$20,826,145

Agency Adjustable-Rate Securities

Weighted Avg. Months to Reset	Current Face Value	% [2]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$4,950,651	68.1%	2.95%	104.2%	103.6%	23.4%	$5,129,640
25 - 40 months	1,259,903	17.3%	2.53%	103.4%	102.1%	7.9%	1,286,162
41 - 60 months	89,102	1.2%	3.34%	103.2%	103.3%	17.9%	92,027
61 - 90 months	600,548	8.3%	3.03%	103.5%	102.4%	17.1%	614,968
>90 months	374,010	5.1%	2.96%	102.3%	101.9%	12.3%	381,009
Total/Weighted Avg.	$7,274,214	100.0%	2.89%	103.9%	103.2%	19.6%	$7,503,806

(1) Includes Agency-backed multifamily securities with an estimated fair value of $411.5 million.
(2) Weighted by current face value.
(3) Weighted by notional value.

12

Residential Investments & TBA Derivative Overview as of September 30, 2017 (cont'd)

Unaudited, dollars in thousands

Agency Interest-Only Collateralized Mortgage-Backed Obligations							
Type	Current Notional Value	% (1)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-only	$2,987,168	43.8%	3.34%	14.0%	12.0%	9.6%	$359,476
Inverse Interest-only	3,834,807	56.2%	4.87%	23.6%	19.9%	12.1%	762,396
Total/Weighted Avg.	$6,821,975	100.0%	4.20%	19.4%	16.4%	11.0%	$1,121,872

Mortgage Servicing Rights					
Type	Unpaid Principal Balance	Weighted Avg. Coupon	Excess Servicing Spread	Weighted Avg. Loan Age (months)	Estimated Fair Value
Total/Weighted Avg.	$50,993,133	3.83%	0.24%	18.4	$570,218

Residential Credit Portfolio						
Sector	Current Face / Notional Value	% (2)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Estimated Fair Value
Credit Risk Transfer	$534,608	21.5%	5.32%	103.2%	109.0%	$582,938
Alt-A	200,757	6.6%	4.43%	83.5%	89.5%	179,725
Prime	235,851	8.2%	4.43%	85.8%	93.6%	220,641
Prime Interest-only	334,298	0.0%	0.10%	0.3%	0.3%	912
Subprime	597,658	21.0%	2.57%	87.2%	95.0%	567,890
NPL/RPL	104,936	3.9%	4.20%	99.9%	100.3%	105,273
Prime Jumbo	135,669	5.0%	3.59%	97.5%	98.9%	134,171
Prime Jumbo Interest-only	1,037,547	0.7%	0.46%	1.6%	1.8%	18,623
Residential Mortgage Loans	878,574	33.1%	4.35%	101.9%	102.0%	895,919
Total/Weighted Avg.	$4,059,898	100.0%	2.85%			$2,706,092

(1) Weighted by current notional value.
(2) Weighted by estimated fair value.

13

Residential Credit Investments Detail as of September 30, 2017[1]

Unaudited, dollars in thousands

By Sector Product					
Product	Market Value	Coupon	Credit Enhancement	60+ Delinquencies	3M VPR
Alt-A	$179,725	4.43%	11.39%	12.29%	12.32%
Prime	220,641	4.43%	1.15%	9.42%	16.33%
Prime Interest-only	912	0.10%	0.00%	3.91%	19.96%
Subprime	567,890	2.57%	20.30%	19.36%	7.44%
Prime Jumbo (>=2010 Vintage)	134,171	3.59%	14.11%	0.05%	10.03%
Prime Jumbo (>=2010 Vintage) Interest-only	18,623	0.46%	0.00%	0.00%	8.73%
Re-Performing Loan Securitizations	50,289	3.99%	47.97%	27.75%	6.27%
Agency Credit Risk Transfer	544,105	5.18%	1.25%	0.18%	11.46%
Private Label Credit Risk Transfer	38,833	7.19%	6.44%	2.30%	14.61%
Non-Performing Loan Securitizations	54,984	4.39%	52.83%	70.06%	2.93%
Total	$1,810,173	2.44%	7.15%	7.23%	10.87%

Market Value By Sector and Payment Structure			
Product	Senior	Subordinate	Total
Alt-A	$101,654	$78,071	$179,725
Prime	26,759	193,882	220,641
Prime Interest-only	912	-	912
Subprime	250,955	316,935	567,890
Prime Jumbo (>=2010 Vintage)	107,539	26,632	134,171
Prime Jumbo (>=2010 Vintage) Interest-only	18,623	-	18,623
Re-Performing Loan Securitizations	50,289	-	50,289
Agency Credit Risk Transfer	-	544,105	544,105
Private Label Credit Risk Transfer	-	38,833	38,833
Non-Performing Loan Securitizations	47,147	7,837	54,984
Total	$603,878	$1,206,295	$1,810,173

Market Value By Sector and Bond Coupon					
Product	ARM	Fixed	Floater	Interest Only	Total
Alt-A	$52,029	$99,846	$27,850	$0	$179,725
Prime	114,435	106,206	-	-	220,641
Prime Interest-only	-	-	-	912	912
Subprime	-	86,179	481,711	-	567,890
Prime Jumbo (>=2010 Vintage)	-	134,171	-	-	134,171
Prime Jumbo (>=2010 Vintage) Interest-only	-	-	-	18,623	18,623
Re-Performing Loan Securitizations	-	50,289	-	-	50,289
Agency Credit Risk Transfer	-	-	544,105	-	544,105
Private Label Credit Risk Transfer	-	-	38,833	-	38,833
Non-Performing Loan Securitizations	-	54,984	-	-	54,984
Total	$166,464	$531,675	$1,092,499	$19,535	$1,810,173

(1) Excludes residential mortgage loans.

14

Commercial Real Estate Overview as of September 30, 2017

Unaudited, dollars in thousands

	GAAP						Non-GAAP	
Mortgage Debt & Preferred Equity Investments	**Number of Investments**		**Book Values (1)**	**% of Respective Portfolio**	**Weighted Avg LTV (2)(3)**	**Weighted Avg Life (years) (4)**	**Economic Interest**	**Levered Return(5)**
Financeable First Mortgages	13		580,609	59.1%	69.4%	3.81	245,783	8.7%
Mezzanine Loan Investments	22		392,159	40.0%	70.2%	3.42	369,743	9.7%
Preferred Equity Investments	1		8,980	0.9%	95.6%	1.19	8,980	11.2%
Total Mortgage Debt & Preferred Equity Investments	**36**	**$**	**981,748**	**100.0%**	**69.9%**	**3.63**	**$ 624,506**	**9.3%**
Securitized Debt Investments	**Number of Investments**		**Fair Value**	**% of Respective Portfolio**	**Weighted Avg LTV**	**Weighted Avg Life (years)**	**Economic Interest**	**Levered Return(5)**
Securitized Whole Loans	63		3,578,631	92.5%	69.7%	5.05	259,250	9.9%
AAA CMBS	10		247,508	6.4%	28.8%	1.43	33,545	11.8%
Credit CMBS	3		42,971	1.1%	68.4%	9.13	17,184	14.3%
Total Securitized Debt Investments	**76**	**$**	**3,869,110**	**100.0%**	**67.1%**	**4.86**	**$ 309,979**	**10.4%**
Total Debt & Preferred Equity Investments	**112**	**$**	**4,850,858**	**100.0%**	**67.7%**	**4.61**	**$ 934,485**	**9.7%**
Equity Investments	**Number of Properties**		**Book Value**	**% of Respective Portfolio**			**Economic Interest**	**Levered Return(6)**
Real Estate Held for Investment	26		396,624	84.2%			147,454	10.3%
Investment in Unconsolidated Joint Ventures(7)	14		74,304	15.8%			84,376	8.8%
Total Equity Investments	**40**	**$**	**470,928**	**100.0%**			**$ 231,830**	**9.6%**
Total		**$**	**5,321,786**				**$ 1,166,315**	**9.7%**

(1) Book values net of unamortized net origination fees.
(2) Total weighted based on carrying value.
(3) Based on an internal valuation or the most recent third party appraisal, which may be prior to loan origination/purchase date or at the time of underwriting.
(4) Maturity dates assume all of the borrowers' extension options are exercised.
(5) Levered Return – Represents the current coupon plus accretion and amortization of origination fees and premium/discounts over investment economic interest.
(6) Equity levered returns are calculated based on trailing twelve months cash-on-cash returns, updated quarterly and on a one month lag.
(7) Includes investment in unconsolidated debt fund of $17.8 million.

15

Middle Market Lending Overview as of September 30, 2017

Unaudited, dollars in thousands

Industry Dispersion			
Industry	Fixed Rate	Floating Rate	Total
Aircraft and Parts	$ -	$ 34,846	$ 34,846
Coating, Engraving and Allied Services	-	63,643	63,643
Computer Programming, Data Processing & Other Computer Related Services	-	149,005	149,005
Drugs	-	33,431	33,431
Electronic Components & Accessories	-	23,885	23,885
Groceries and Related Products	-	14,803	14,803
Grocery Stores	-	23,560	23,560
Home Health Care Services	-	23,893	23,893
Insurance Agents, Brokers and services	4,604	72,555	77,159
Management and Public Relations Services	-	94,608	94,608
Medical and Dental Laboratories	-	25,990	25,990
Miscellaneous Business Services	-	19,754	19,754
Miscellaneous Equipment Rental and Leasing	-	19,651	19,651
Miscellaneous Health and Allied Services, not elsewhere classified	-	25,982	25,982
Miscellaneous Nonmetallic Minerals, except Fuels	-	25,931	25,931
Miscellaneous Plastic Products	-	9,978	9,978
Motor Vehicles and Motor Vehicle Parts and Supplies	-	12,230	12,230
Offices and Clinics of Doctors of Medicine	-	59,991	59,991
Offices and Clinics of Other Health Practitioners	-	7,397	7,397
Public Warehousing and Storage	-	40,900	40,900
Research, Development and Testing Services	-	17,732	17,732
Schools and Educational Services, not elsewhere classified	-	20,941	20,941
Surgical, Medical, and Dental Instruments and Supplies	-	12,961	12,961
Telephone Communications	-	17,839	17,839
Total	$ 4,604	$ 851,506	$ 856,110

Size Dispersion		
Position Size	Amount	Percentage
\$0 - \$20 million	$ 242,885	28.4%
\$20 - \$40 million	293,665	34.3%
\$40 - \$60 million	182,328	21.3%
Greater than \$60 million	137,232	16.0%
Total	$ 856,110	100.0%

Tenor Dispersion		
Remaining Term	Amount	Percentage
One year or less	$ -	0.0%
One to three years	23,126	2.7%
Three to five years	307,421	35.9%
Greater than five years	525,563	61.4%
Total	$ 856,110	100.0%

Lien Position	Amount	
First lien loans	$ 542,776	63.4%
Second lien loans	308,730	36.1%
Subordinated notes	4,604	0.5%
Total	$ 856,110	100.0%

16

Hedging and Liabilities as of September 30, 2017

Unaudited, dollars in thousands

Interest Rate Swaps

Maturity	Current Notional	Weighted Avg. Pay Rate	Weighted Avg. Receive Rate	Weighted Avg. Years to Maturity
0 to 3 years	$8,617,000	1.72%	1.36%	2.45
>3 to 6 years	10,609,050	2.17%	1.31%	4.59
> 6 to 10 years	9,805,000	2.41%	1.40%	7.74
Greater than 10 years	3,826,400	3.65%	1.28%	18.72
Total / Weighted Avg.	$32,857,450	2.27%	1.35%	6.44

Futures Positions

Type	Notional Long Positions	Notional Short Positions	Weighted Avg. Years to Maturity[1]
2-year Swap Equivalent Eurodollar Contracts	-	(17,080,875)	2.00
U.S. Treasury Futures - 5 year	-	(4,217,400)	4.41
U.S. Treasury Futures - 10 year & Greater	-	(4,646,000)	7.03
Total	-	($25,944,275)	3.29

Interest Rate Swaptions

Type	Current Underlying Notional	Weighted Avg. Underlying Pay Rate	Weighted Avg. Underlying Receive Rate	Weighted Avg. Underlying Years to Maturity	Weighted Avg. Months to Expiration
Long	$4,000,000	2.57%	3M LIBOR	9.96	6.88

Repurchase Agreements & Other Secured Financing

Maturity	Principal Balance	Weighted Avg. Rate At Period End
Within 30 days	$33,176,429	1.34%
30 to 59 days	6,588,239	1.34%
60 to 89 days	15,873,458	1.39%
90 to 119 days	3,306,328	1.40%
Over 120 days[2]	14,199,070	1.48%
Total / Weighted Avg.	$73,143,524	1.38%

	Principal Balance	Weighted Average Rate At Period End	Weighted Average Rate For the Quarter	Days to Maturity[3]
Repurchase agreements	$69,430,268	1.38%	1.34%	65
Other secured financing	3,713,256	1.49%	1.63%	1,190
Securitized debt of consolidated VIEs	3,287,374	1.87%	1.92%	2,150
Mortgages payable	314,811	4.24%	4.34%	2,661
Total indebtedness	$76,745,709			

(1) Weighted average years to maturity for futures positions are based off of the Treasury contracts cheapest to deliver.
(2) Approximately 8% of the total repurchase agreements and other secured financing have a remaining maturity over one year.
(3) Determined based on estimated weighted-average lives of the underlying debt instruments.

17

Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of September 30, 2017 and June 30, 2017.
- The interest rate sensitivity reflects instantaneous parallel shifts in rates.
- The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk.
- All tables assume no active management of the portfolio in response to rate or spread changes.

Interest Rate Sensitivity (1)

	As of September 30, 2017		As of June 30, 2017	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Value(2)	Estimated Change as a % of NAV(2)(3)	Estimated Percentage Change in Portfolio Value(2)	Estimated Change as a % of NAV(2)(3)
(75)	0.4%	2.8%	0.3%	2.0%
(50)	0.4%	2.9%	0.4%	2.4%
(25)	0.3%	2.1%	0.3%	1.7%
25	(0.4%)	(3.1%)	(0.4%)	(2.6%)
50	(1.0%)	(6.9%)	(0.9%)	(6.0%)
75	(1.6%)	(11.4%)	(1.5%)	(9.9%)

MBS Spread Sensitivity (1)

	As of September 30, 2017		As of June 30, 2017	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value (2)	Estimated Change as a % of NAV(2)(3)	Estimated Change in Portfolio Market Value (2)	Estimated Change as a % of NAV(2)(3)
(25)	1.6%	11.7%	1.6%	10.4%
(15)	1.0%	7.0%	0.9%	6.2%
(5)	0.3%	2.3%	0.3%	2.1%
5	(0.3%)	(2.3%)	(0.3%)	(2.1%)
15	(1.0%)	(6.9%)	(0.9%)	(6.1%)
25	(1.6%)	(11.4%)	(1.5%)	(10.2%)

(1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with inputs from our internal investment professionals. Actual results could differ materially from these estimates.

(2) Scenarios include Residential Investment Securities, residential mortgage loans, MSRs and derivative instruments.

(3) Net asset value ("NAV") represents book value of common equity.

18

 Appendix

Endnotes for Page 2

1. Net of dividends on preferred stock, including cumulative and undeclared dividends on the Company's Series F Preferred stock of $8.3 million for the quarter ended September 30, 2017.
2. Core earnings and core earnings per average common share are non-GAAP measures defined as net income (loss) excluding gains or losses on disposals of investments and termination of interest rate swaps, unrealized gains or losses on interest rate swaps and investments measured at fair value through earnings, net gains (losses) on trading assets, impairment losses, net income (loss) attributable to noncontrolling interest, corporate acquisition related expenses and certain other non-recurring gains or losses, and inclusive of TBA dollar roll income (a component of Net gains (losses) on trading assets) and realized amortization of MSRs. Core earnings (excluding PAA) excludes the PAA representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company's Agency mortgage-backed securities.
3. Computed as the sum of repurchase agreements, other secured financing, securitized debt, participation sold and mortgages payable divided by total equity. Securitized debt, participation sold and mortgages payable are non-recourse to the Company.
4. Computed as the sum of recourse debt, TBA derivative notional outstanding and net forward purchases of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing. Securitized debt, participation sold and mortgages payable are non-recourse to the Company and are excluded from this measure.
5. Computed as the ratio of total equity to total assets (inclusive of total market value of TBA derivatives and exclusive of consolidated VIEs associated with B Piece commercial mortgage-backed securities).
6. Comprised of non-Agency MBS, credit risk transfer securities and residential mortgage loans (includes securitized residential mortgage loans of a consolidated VIE).
7. Includes consolidated VIEs and loans held for sale.
8. Represents the sum of the Company's annualized economic net interest income (inclusive of interest expense on interest rate swaps used to hedge cost of funds) plus TBA dollar roll income (less interest expense on swaps used to hedge TBA dollar roll transactions) divided by the sum of its average interest-earning assets plus average outstanding TBA derivative balances.
9. Represents annualized interest income divided by average interest earning assets. Interest earning assets reflects the average amortized cost of our investments during the period. Annualized yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA).

20

Non-GAAP Reconciliations

Unaudited, dollars in thousands

- To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company's results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as core earnings or the PAA, differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non-GAAP measures provide additional detail to enhance investor understanding of the Company's period-over-period operating performance and business trends, as well as for assessing the Company's performance versus that of industry peers. Additional information pertaining to the Company's use of these non-GAAP financial measures, including discussion of how each such measure is useful to investors, and reconciliations to their most directly comparable GAAP results are provided below. A reconciliation of GAAP net income (loss) to non-GAAP core earnings for the quarters ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016, and September 30, 2016 is provided on page 8 of this financial summary.

	For the quarters ended				
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Premium Amortization Reconciliation					
Premium amortization expense	$220,636	$251,084	$203,634	($19,812)	$213,241
Less:					
PAA cost (benefit)	39,899	72,700	17,870	(238,941)	3,891
Premium amortization expense (excluding PAA)	$180,737	$178,384	$185,764	$219,129	$209,350
Interest Income (excluding PAA) Reconciliation					
GAAP interest income	$622,550	$537,426	$587,727	$807,022	$558,668
PAA cost (benefit)	39,899	72,700	17,870	(238,941)	3,891
Interest Income (excluding PAA)	$662,449	$610,126	$605,597	$568,081	$562,559
Economic Interest Expense Reconciliation					
GAAP interest expense	$268,937	$222,281	$198,425	$183,396	$174,154
Add:					
Interest expense on interest rate swaps used to hedge cost of funds	78,564	84,252	88,966	92,841	103,100
Economic interest expense	$347,501	$306,533	$287,391	$276,237	$277,254
Economic Net Interest Income (excluding PAA) Reconciliation					
Interest income (excluding PAA)	$662,449	$610,126	$605,597	$568,081	$562,559
Less:					
Economic interest expense	347,501	306,533	287,391	276,237	277,254
Economic net interest Income (excluding PAA)	$314,948	$303,593	$318,206	$291,844	$285,305
Economic Metrics (excluding PAA)					
Interest income (excluding PAA)	$662,449	$610,126	$605,597	$568,081	$562,559
Average interest earning assets	$89,253,094	$83,427,268	$85,664,151	$84,799,222	$82,695,270
Average yield on interest earning assets (excluding PAA)	2.97%	2.93%	2.83%	2.68%	2.72%
Economic interest expense	$347,501	$306,533	$287,391	$276,237	$277,254
Average interest bearing liabilities	$76,382,315	$70,486,779	$72,422,968	$72,032,600	$70,809,712
Average cost of interest bearing liabilities	1.82%	1.74%	1.59%	1.53%	1.57%
Net interest spread (excluding PAA)	1.15%	1.19%	1.24%	1.15%	1.15%
Net interest margin (excluding PAA)	1.47%	1.53%	1.55%	1.53%	1.42%

21